UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2002
                                                 (December 10, 2002)

                                   GenTek Inc.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Delaware                    001-14789                  02-0505547
----------------         ------------------------        -------------------
(State or other          (Commission File Number)        (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


     Liberty Lane, Hampton, New Hampshire                            03842
   ---------------------------------------                        ----------
  (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code   (603) 929-2264
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On December 10, 2002, GenTek Inc.'s (the "Company") Canadian subsidiary, Noma Company ("Noma"), announced in a press release that the Superior Court of Justice in Ontario made an order that recognizes the Chapter 11 proceedings commenced by Noma in the United States as "foreign proceedings" under Section 18.6 of the Companies' Creditors Arrangement Act
(CCAA). The Ontario Court also declared that certain orders made in the U.S. Chapter 11 proceedings are effective in Canada.

     As previously announced, On October 11, 2002, the Company and 31 of its direct and indirect subsidiaries in the United States and Canada, including Noma, filed voluntary petitions for bankruptcy protection for reorganization relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The cases are being jointly administered as Case No. 02-12986 (MFW).


ITEM 7.  FINANCIAL STATEMENTS EXHIBITS.

        (c)  Exhibits

         Exhibit Reference Number          Exhibit Description
         ------------------------          -------------------

                  99.1                     Press release of Noma Company dated
                                           December 10, 2002.*



         -----------------
         * Filed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GENTEK INC.
                                               -------------------------------
                                               (Registrant)


Date:  December 10, 2002                       By: /s/ Matthew R. Friel
                                                   ---------------------------
                                                   Name:  Matthew R. Friel
                                                   Title: Vice President and
                                                          Chief Financial
                                                          Officer

                                 EXHIBIT INDEX


Exhibit No.             Description

99.1                    Press release of Noma Company dated December 10, 2002.

                                                               Exhibit 99.1

NOMA logo


NEWS RELEASE
Contact:   Richard Wool: 212-573-6100
           Richard_Wool@Sitrick.com



             Noma Company Granted Relief Under Section 18.6 of CCAA

             Ontario Superior Court Issues Order Recognizing Noma's
                  U.S. Chapter 11 Filing and Chapter 11 Orders

TORONTO, Dec. 10, 2002 - Noma Company ("Noma") announced that the Superior Court of Justice in Ontario has made an order that recognizes the Chapter 11 proceedings commenced by Noma in the United States as "foreign proceedings" under Section 18.6 of the Companies' Creditors Arrangement Act (CCAA). Since Noma is bound by U.S. bankruptcy laws as a result of the U.S. filing, the Canadian Court recognition of the U.S. Chapter 11 filing provides additional certainty to Noma and its creditors, thereby allowing Noma to continue to run its business in the ordinary course and to facilitate the restructuring process.

         The Ontario Court has also declared that certain orders made in the U.S. Chapter 11 proceedings are effective in Canada. This means that the orders are binding on Noma, its creditors and other interested parties in Canada. Noma, a manufacturer of a broad range of wire and wire-based electromechanical assemblies primarily for the automotive, appliance and electronics industries and industrial markets, believes that the supplemental protection afforded by the Ontario Court order best preserves its ability to deal with its creditors in the United States and Canada in a consistent and equitable manner during the Chapter 11 process.

Noma Company Granted Relief Under Section 18.6 of CCAA - 2

         Noma believes the Ontario Court's order is a positive development for the Company, as it will help to clarify the legal effect in Canada of Noma's U.S. Chapter 11 filing. The Order entered by the Ontario Court pursuant to
Section 18.6 of the CCAA imposes a "stay" on any legal enforcement or collection actions in Canada against Noma or its assets. The Ontario Court order also makes certain orders entered by the U.S. Bankruptcy Court, including orders relating to the treatment of employees, vendors and other creditors and the continuance of customer programs, effective and binding in Canada.

         On Oct. 11, 2002, Noma Company, its ultimate parent, GenTek Inc. (OTC Bulletin Board: GNKIQ) and 30 of its U.S. affiliates filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware to facilitate a restructuring of GenTek and certain of its U.S. affiliates. Noma commenced its Chapter 11 process in the United States because its other Chapter 11 affiliates are all either obligors or guarantors under GenTek's senior secured credit facility. Noma is a borrower under GenTek's credit facility. Since the Chapter 11 filings, GenTek and its affiliates, including Noma, have continued to operate their businesses as debtors in possession under the provisions of U.S. bankruptcy code and will continue their business operations in the ordinary course.

Noma Company Granted Relief Under Section 18.6 of CCAA - 3

Noma plans to continue to use its positive cash flow and existing cash balances to fund day-to-day operations. Noma's ultimate parent company, GenTek, is currently working with its creditors to develop a Chapter 11 reorganization plan to restructure the company's debt. During the U.S. Chapter 11 process, Noma's Canadian creditors will have the right to file proofs of claim, to vote and otherwise to participate in the U.S. Chapter 11 proceedings in the same manner as Noma's U.S. creditors.

About Noma Company
------------------
Headquartered in Halifax, Noma is an unlimited liability corporation under the laws of the Province of Nova Scotia. Noma operates five manufacturing facilities, three of which are located in Southern Ontario. The other manufacturing facilities are in Tillsonburg, Ontario, and in Valcourt, Quebec. Noma Company constitutes the Canadian operations of a larger multinational enterprise known as the Noma Group. The companies in Noma Group have common senior management based in Southfield, Mich., and are managed as an integrated enterprise. The Noma Group is an industry leader in the manufacture of a broad range of wire and wire-based electromechanical assemblies, primarily for the automotive, appliance and electronics and industrial markets. These products include engineered wire harnesses for various automotive and heavy-duty vehicle applications, including engines, ignitions, air bag systems and weather systems, and appliance applications including, ovens, microwaves, stoves, refrigerators, washing machines and dryers. The Noma Group also provides a wide range of technical services including advanced design, applied engineering and product integration.

About GenTek Inc.
-----------------

GenTek Inc. is a technology-driven manufacturer of telecommunications and other industrial products. Additional information about the company is available on GenTek's Web site at www.gentek-global.com.


This announcement includes forward-looking statements. GenTek has based these forward-looking statements on its current expectations and projections about future events. Although GenTek believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. GenTek undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this announcement might not occur.

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